Business Combinations	12 Months Ended
Jan. 31, 2019
Business Combinations
Business Combinations

8	Business Combinations

On 19th June 2018, Bendon Limited (Bendon) and Naked Brand Group Inc. (Naked) completed a business combination pursuant to the Merger Agreement. The business combination was executed after Bendon Limited reorganised its group and inserted a new entity as its parent entity in which the Bendon shareholders rolled over their shares into the new entity. The new parent entity is called Naked Brand Group Limited. Bendon Limited was considered the accounting acquirer of the consolidated group and the consolidated accounts represents a continuation of the Bendon Limited financial statements.

Pursuant to the Merger Agreement, (i) Bendon undertook a reorganization (the “Reorganization”) pursuant to which all of the shareholders of Bendon Limited exchanged all of the outstanding ordinary shares of Bendon Limited (the “Bendon Ordinary Shares”) for ordinary shares in Naked Brand Group Limited (“Naked Brand Group Ordinary Shares”), and (ii) immediately thereafter, the parties effectuated a merger of Merger Sub and Naked, with Naked surviving as a wholly owned subsidiary of Naked Brand Group Limited and the Naked stockholders receiving Naked Brand Group Ordinary Shares in exchange for all of the outstanding shares of common stock of Naked (the “Merger” and together with the Reorganization, the “Transactions”).

Details of the purchase consideration, the net assets acquired and goodwill are as follows:

Naked NZ$000’s
Purchase consideration
Shares issued - fair value	14,196

The assets and liabilities recognised as a result of the acquisition are as follows:

Fair value NZ$000’s
Cash	592
Trade and other receivables	4,186
Inventories	1,810
Intangible assets
- Brand	2,726
Trade and other payables	(916)

Net identifiable assets acquired	8,398
Add: goodwill	5,798

Net assets acquired	14,196

There were no acquisitions in the year ended 31 January 2018.

(a)	Acquisition-related costs

Acquisition-related costs of $3,739,279 that were not directly attributable to the issue of shares are included in administrative expenses in profit or loss and in operating cash flows in the statement of cash flows. In addition, approximately 100,000 Naked Brand Group’s share was issued to advisors as part of their consultancy in lieu of cash payment. The fair value of these was $700 thousand and that cost has been recognised as an expense in the profit and loss.

(b)	Revenue and profit contribution

The acquired business contributed revenues of $2,244,095 and net loss of $813,808 to the group for the period from 19 June 2018 to 31 January 2019. If the acquisition occurred on 1 February 2018, the full year revenue of the combined group would have been $113,969,040 and loss of $49,255,319.

(c)	Provisional accounting

The initial accounting for the business combination is incomplete at the time of the end of the reporting period and will be recognised using provisional amounts. During the measurement period, the Group will retrospectively adjust the provisional amounts recognised at the acquisition date to reflect new information obtained about facts and circumstance that existed as at the acquisition date. The measurement period ends as soon the Group receives the information it was seeking about facts and circumstances that existed as of the acquisition date or learns that more information is not obtained. The measurement shall not exceed one year from the acquisition date.